BANK BORROWINGS	12 Months Ended
Dec. 31, 2024
BANK BORROWINGS
BANK BORROWINGS

11. BANK BORROWINGS

The Group borrowed approximately US$124,663, US$56,490 and US$10,959 in different currencies from several commercial banks with weighted average interest rate of 3.13%, 2.95% and 2.75%, and repaid US$108,114, US$103,800 and US$12,604 in 2022, 2023 and 2024, respectively. These bank loans have maturities ranging from one to seven years and are used for the daily operations and investing activities of the Group. As of December 31, 2024, the unused lines of credit in the Group amounted to US$249,350 which is available for future borrowing.

As of December 31, 2024, a balance of US$40 million bank borrowing was provided by the bank for the sole use of the investment in Jiangsu Yitong and the Group has pledged 15.79% equity interest in Jiangsu Yitong to the bank. For some of the long-term bank borrowings, there are certain customary covenants regarding limits on levels of indebtedness, mergers, asset dispositions, changes in business, advances, investments, loans, restricted payments and financial condition such as the profitability, debt ratio, liquidation ratio and etc. Failure to meet any of the above requirements would result in an event of default that would allow lenders to declare amounts outstanding immediately due and payable and would allow the lenders to enforce their interests against collateral pledged if the Group was unable to settle the amounts outstanding. The Group was in compliance with all financial debt covenants as of December 31, 2024.

11. BANK BORROWINGS - CONTINUED

The principal repayment schedule of the bank borrowings in the following five years is listed as below:

Repayment Amount
US$
2025	41,853
2026	32,126
2027	27,400
2028	15,715

Subsequent in January 2025, the Company renewed one of its borrowings with total amount of US$24,660, two-year maturity and 2.7% interest rate. Due to the renewal, the Company reclassified the original borrowing from short-term borrowing to long-term borrowing as of December 31, 2024.